UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2015

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

440-808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this Current Report on Form 8-K, or this Current Report, is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K dated June 1, 2015, or the June 1 Form 8-K, which Current Report is incorporated herein by reference, on June 1, 2015, TravelCenters of America LLC, or the Company, and three of its subsidiaries, which subsidiaries we refer to collectively with the Company as we, our, us, or TA, entered a Transaction Agreement, or the Transaction Agreement, with our principal landlord, Hospitality Properties Trust and four of its subsidiaries, which we refer to collectively as HPT. As further described in the June 1 Form 8-K, under the Transaction Agreement we agreed (i) to expand and subdivide our then existing lease with HPT for 144 properties that we operate under the “TravelCenters of America,” “TA” and related brand names, or the Prior Lease, into four amended and restated leases, or the New Leases, (ii) HPT agreed to purchase from us for $279.4 million 14 travel centers owned by us and certain assets we own at 11 properties we currently lease from HPT, which properties HPT will lease back to us under the New Leases, (iii) we agreed to purchase from HPT for $45.0 million five travel centers that we currently lease from HPT under the Prior Lease and (iv) HPT agreed to purchase from us five travel centers upon the completion of their development at a price of up to $118.0 million in the aggregate for all five properties, which properties HPT will lease back to us under the New Leases. The amount of consideration exchanged by the parties for the assets was based on the aggregate fair value of such assets as determined by special committees of our Independent Directors and HPT’s Independent Trustees, none of whom are directors or trustees of the other company. Each special committee was represented by separate counsel.

On June 9, 2015, we completed the first of the transactions contemplated by the Transaction Agreement, which we refer to herein as the First Closing, as follows:

•                  The Company and our subsidiary, TA Operating LLC, or TA Operating, entered into a property exchange agreement with HPT, or the Property Exchange Agreement, pursuant to which HPT purchased for $183.4 million 10 travel centers we owned and certain assets we owned at eight properties we then leased from HPT under the Prior Lease, and HPT leased back these properties to us under the New Leases. Our annual rent increased by $15.8 million as a result of the sale and leaseback of these properties completed on June 9, 2015, which amount is reflected in the minimum annual rent amount under the New Leases noted below.

•                  Pursuant to the Property Exchange Agreement, we purchased from HPT for $45.0 million five travel centers that we previously leased from HPT under the Prior Lease. Our annual rent decreased by $3.9 million as a result of our completion of the purchase of these properties, which amount is reflected in the minimum annual rent amount under the New Leases noted below.

•                  TA Operating entered into the four New Leases, or New Lease No. 1, New Lease No. 2, New Lease No. 3 and New Lease No. 4 for 39, 36, 38 and 36 travel centers, respectively.  Minimum annual rent under the New Lease No. 1, New Lease No. 2, New Lease No. 3 and New Lease No. 4 is $47 million, $41 million, $49 million and $40 million, respectively, subject to future adjustment if we complete all of the transactions contemplated under the Transaction Agreement that were not part of the First Closing and if HPT purchases from TA capital improvements made to the leased travel centers. The initial terms for the New Leases end on December 31, 2029, 2028, 2026 and 2030, respectively. Each of the New Leases grants us two renewal options of fifteen years each.  Percentage rent, which totaled $3.0 million in 2014 under the Prior Lease, was incorporated into the minimum rent under the New Leases set forth above and reduced under the New Leases to $0 for 2015. Thereafter, percentage rent will be equal to 3% of the excess of gross non-fuel revenues in any particular year beginning with 2016, over base year gross non-fuel revenues. For these purposes, the base year will be 2015, but in the case of the five properties to be developed by TA and sold to HPT, the base year will be the calendar year in which the third anniversary of the completion of development of the property occurs and percentage rent will not apply to those properties until the next succeeding year. Under the Prior Lease our deferred rent obligation totals $107.1 million and is due at the end of the Prior Lease on December 31, 2022. Under

the New Leases, the due date of the deferred rent obligation was extended to the end of the initial terms of the New Leases as follows: $27.4 million will be due December 31, 2029, $29.1 million will be due December 31, 2028, $29.3 million will be due December 31, 2026, and $21.3 million will be due December 31, 2030.  The deferred rent obligation may be accelerated at HPT’s option upon an uncured default under the New Leases or a change in control of us, each as provided under the New Leases. The Company and our subsidiary, TravelCenters of America Holding Company LLC, entered into guaranties of each of the New Leases, or the Guaranties, to guaranty the obligations of our subsidiaries under the New Leases.  As of June 9, 2015, we leased a total of 149 properties from HPT under the New Leases, which included the 144 properties we leased under the Prior Lease, less the five properties we purchased from HPT, plus the 10 properties we sold to and leased back from HPT.

•                  TA Operating and HPT entered into an Amendment to Lease Agreement, dated June 9, 2015, or the Petro Lease Amendment, which amended the Lease Agreement dated May 30, 2007, as amended, pursuant to which we lease from HPT 40 Petro travel centers, which we refer to as the Petro Lease.  Among other things, the Petro Lease Amendment eliminates percentage rent payable on fuel, which, in 2014, totaled $2,240 but was not paid to HPT because payment of the first $2.5 million of percentage rent due under the Petro Lease was waived by HPT in a previous agreement.

Additional sales contemplated by the Transaction Agreement of four other properties and the assets at three other properties for $96.0 million are expected to close before the end of June 2015, unless we exercise our right to delay the sale and lease of three of the properties with an aggregate sale price of $51.5 million to no later than December 31, 2015. As of the date of this Form 8-K we have not determined whether we will exercise this right to delay.  Our annual rent will increase by an additional $8.3 million (for a combined net increase of $20.2 million after giving effect to, and assuming completion of, all the applicable transactions under the Transaction Agreement, excluding the five properties we agreed to sell upon completion of their development) upon the completion of the sale and lease back of these remaining properties and assets.

The foregoing descriptions of the New Leases, the Guaranties, the Petro Lease Amendment and the Property Exchange Agreement, which we refer to collectively as the First Closing Agreements, the Transaction Agreement and the related transactions are not complete and are qualified in their entirety by reference to the full text of the First Closing Agreements, the Transaction Agreement and the forms of the other related agreements, all of which are filed as exhibits to this Form 8-K or the June 1 Form 8-K and are incorporated by reference herein.

Information Regarding Certain Relationships

HPT was our parent company until 2007 and is our principal landlord and our largest shareholder. We were created as a separate public company in 2007 as a result of a spin off from HPT. As of June 1, 2015, HPT owned 3,420,000 of our common shares, representing approximately 8.9% of our outstanding common shares. One of our Managing Directors, Mr. Barry Portnoy, is a managing trustee of HPT. Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is also a managing trustee of HPT, and Mr. Barry Portnoy’s son-in-law, Mr. Ethan Bornstein, is an executive officer of HPT. Our other Managing Director, Mr. Thomas O’Brien, who is also our President and Chief Executive Officer, is a former executive officer of HPT. One of our Independent Directors, Mr. Arthur Koumantzelis, was an independent trustee of HPT prior to our spin-off from HPT. We have significant continuing relationships with HPT, including the lease arrangements referred to in this Current Report.

Reit Management & Research LLC, or RMR LLC, provides business management and shared services to us pursuant to a business management and shared services agreement. One of our Managing Directors, Mr. Barry Portnoy, and his son, Mr. Adam Portnoy, together own a controlling interest in, and are officers and employees of, RMR LLC and directors and officers of Reit Management & Research Inc., or RMR Inc., through which they control RMR LLC. Our other Managing Director, Mr. Thomas O’Brien, who is also our President and Chief Executive Officer, Mr. Andrew Rebholz, our Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark Young, our Executive Vice President and General Counsel, are officers and employees of RMR LLC. RMR LLC provides management services to HPT and HPT’s executive officers are officers and employees of RMR LLC.  HPT also owns an indirect 16.2% economic interest in RMR LLC through its ownership of shares of RMR Inc.

Two of our Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR LLC serve as certain of our officers and as certain officers of those companies to which RMR or its affiliates provides management services.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement, Note 5 to the Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 2.01 of this Current Report is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  AS DESCRIBED IN THIS CURRENT REPORT, UNDER OUR TRANSACTION AGREEMENT WITH HPT, IN ADDITION TO THE TRANSACTIONS THAT WERE COMPLETED AS PART OF THE FIRST CLOSING, WE AGREED TO SELL TO, AND LEASE BACK FROM, HPT FOUR TRAVEL CENTERS AND CERTAIN ASSETS WE OWN AT THREE OTHER PROPERTIES FOR $96 MILLION IN THE AGGREGATE AND WE AGREED TO SELL TO HPT FIVE TRAVEL CENTERS UPON THE COMPLETION OF THEIR DEVELOPMENT AT A PRICE OF UP TO $118 MILLION. THESE SEVERAL AGREEMENTS CREATE SEPARATE CONTRACTUAL OBLIGATIONS. THE SEVERAL OBLIGATIONS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE TRANSACTIONS MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

•                  THIS CURRENT REPORT STATES THAT THE AMOUNT OF CONSIDERATION EXCHANGED BY THE PARTIES FOR THE ASSETS WAS BASED ON THE AGGREGATE FAIR VALUE OF SUCH ASSETS AS DETERMINED BY SPECIAL COMMITTEES OF OUR INDEPENDENT DIRECTORS AND OF HPT’S INDEPENDENT TRUSTEES, NONE OF WHOM ARE DIRECTORS OR TRUSTEES OF THE OTHER COMPANY, AND THAT EACH SPECIAL COMMITTEE WAS REPRESENTED BY SEPARATE COUNSEL. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE AGREEMENTS ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS BETWEEN UNRELATED PARTIES. WE AND HPT ARE AFFILIATED BECAUSE HPT IS OUR LARGEST SHAREHOLDER, BECAUSE WE AND HPT HAVE A COMMON BOARD MEMBER, BECAUSE

BOTH WE AND HPT CONTRACT FOR CERTAIN MANAGEMENT SERVICES FROM THE SAME COMPANY, AND OTHERWISE. ALSO, AN AGREEMENT ENTERED BETWEEN HPT AND US AT THE TIME WE WERE SPUN OUT TO HPT SHAREHOLDERS AND WE BECAME A SEPARATE PUBLIC COMPANY GRANTS HPT CERTAIN RIGHTS OF FIRST REFUSAL REGARDING CERTAIN OF OUR REAL ESTATE TRANSACTIONS. ACCORDINGLY, WE CAN PROVIDE NO ASSURANCE THAT THE AGREEMENTS ANNOUNCED TODAY ARE EQUIVALENT TO “ARM’S LENGTH” TRANSACTIONS.

•                  IT IS DIFFICULT TO ESTIMATE THE COST OF TRAVEL CENTER DEVELOPMENT. THE FINAL COST OF THE DEVELOPMENT OF THE FIVE TRAVEL CENTERS WE AGREED TO SELL TO AND LEASE BACK FROM HPT MAY BE GREATER THAN $118 MILLION AND HPT MAY NOT AGREE TO PAY THAT INCREASED COST. MOREOVER, IF HPT PAYS INCREASED COSTS OF THESE DEVELOPMENT PROJECTS, THE RENT WE WILL BE REQUIRED TO PAY LIKELY WILL INCREASE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Amended and Restated Lease No. 1, dated June 9, 2015, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.2	Amended and Restated Lease No. 2, dated June 9, 2015, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.3	Amended and Restated Lease No. 3, dated June 9, 2015, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.4	Amended and Restated Lease No. 4, dated June 9, 2015, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.5

Guaranty Agreement, dated June 9, 2015, by TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (filed herewith)

10.6

Guaranty Agreement, dated June 9, 2015, by TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (filed herewith)

10.7

Guaranty Agreement, dated June 9, 2015, by TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (filed herewith)

10.8	Guaranty Agreement, dated June 9, 2015, by TravelCenters of America LLC and TravelCenters of America

Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (filed herewith)

10.9	Amendment to Lease Agreement, dated June 9, 2015, by and among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC (filed herewith)

10.10	Property Exchange Agreement, dated June 9, 2015, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, the Registrant and TA Operating LCC (filed herewith)

10.11

Transaction Agreement, dated June 1, 2015, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC, TA Leasing LLC, and TA Operating LLC (incorporated by reference to Exhibit 10.1 to our Current Report on 8-K filed on June 5, 2015)

99.1	Pro forma financial statements (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: June 12, 2015	By:	/s/ ANDREW J. REBHOLZ
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer